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Exhibit 23.2

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 16, 2001, included in this Form 10-K, into the Company's previously filed Registration Statement (File No. 333-43298) on Form S-8.

/s/ ARTHUR ANDERSEN LLP

Sacramento, California
May 10, 2002

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  Exhibit 23.2
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS